UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-498
                                   -----------


                             AXP STOCK SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     9/30
                         --------------
Date of reporting period:    3/31
                         --------------

AXP(R)
  Stock Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  March 31, 2005

AXP Stock Fund seeks to provide shareholders with current income and growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express                                                                EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                          3

Performance Summary                                                    4

Questions & Answers
   with Portfolio Management                                           5

Investments in Securities                                             10

Financial Statements (Portfolio)                                      15

Notes to Financial Statements (Portfolio)                             18

Financial Statements (Fund)                                           23

Notes to Financial Statements (Fund)                                  26

Fund Expenses Example                                                 35

Proxy Voting                                                          37

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated.

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Fund Snapshot
        AT MARCH 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                     Since          Years in industry
Mike Kennedy, CFA                       7/99                 34
Scott Mullinix, CFA                     6/04                 15
Dimitris Bertsimas                     10/04                 11
Gina Mourtzinou                        10/04                  8

FUND OBJECTIVE

For investors seeking current income and growth of capital.

Inception dates by class
A: 4/6/45     B: 3/20/95   C: 6/26/00   I: 3/4/04    Y: 3/20/95

Ticker symbols by class
A: INSTX      B: IDSBX     C: --        I: --        Y: IDSYX

Total net assets                                         $2.095 billion

Number of holdings                                                  210

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND  GROWTH
          X           LARGE
                      MEDIUM  SIZE
                      SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Industrials 16.5%
Consumer discretionary 15.4%
Financials 12.4%
Health care 12.4%
Energy 10.6%
Consumer staples 9.0%
Information technology 8.6%
Materials 5.2%
Utilities 5.0%
Short-term securities* 3.0%
Telecommunication services 1.8%
Telecommunications 0.1%

* Of the 3.0%,1.0% is due to security lending activity and 2.0% is the Portfolio's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

General Electric (Multi-industry)                               4.3%
Exxon Mobil (Energy)                                            4.0
Johnson & Johnson (Health care products)                        3.9
Bank of America (Banks and savings & loans)                     2.3
United Technologies (Aerospace & defense)                       2.1
Target (Retail -- general)                                      1.9
ConocoPhillips (Energy)                                         1.9
Citigroup (Finance companies)                                   1.8
Microsoft (Computer software & services)                        1.8
Wal-Mart Stores (Retail -- general)                             1.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                 For the six-month period ended March 31, 2005

               +6.44%                +6.88%              +6.04%

+6.44% = AXP Stock Fund Class A (excluding sales charge)
+6.88% = S&P 500 Index(1) (unmanaged)
+6.04% = Lipper Large-Cap Core Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.
The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                              Class A             Class B               Class C            Class I      Class Y
(Inception dates)            (4/6/45)            (3/20/95)             (6/26/00)          (3/4/04)     (3/20/95)
                                                        After                  After
                        NAV(1)    POP(2)    NAV(1)     CDSC(3)    NAV(1)      CDSC(4)      NAV(5)       NAV(6)
at March 31, 2005
6 months*               +6.44%    +0.32%    +6.04%     +2.04%     +6.06%      +5.06%       +6.70%       +6.58%
1 year                  +4.00%    -1.98%    +3.20%     -0.80%     +3.25%      +3.25%       +4.39%       +4.16%
3 years                 +0.50%    -1.46%    -0.27%     -1.27%     -0.27%      -0.27%         N/A        +0.67%
5 years                 -4.60%    -5.72%    -5.34%     -5.50%       N/A         N/A          N/A        -4.44%
10 years                +7.21%    +6.58%    +6.39%     +6.39%       N/A         N/A          N/A        +7.36%
Since inception         +9.77%    +9.67%    +6.50%     +6.50%     -4.32%      -4.32%       +2.23%       +7.47%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

--------------------------------------------------------------------------------
4   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, the Fund's portfolio management team -- Mike Kennedy and Scott Mullinix in Minneapolis and Dimitris Bertsimas and Gina Mourtzinou in Cambridge, Ma. -- discuss the Fund's results and positioning for the first half of the 2005 fiscal year. On Oct. 1, 2004, Bertsimas and Mourtzinou began managing approximately 25% of the Fund's assets using a quantitative investing approach.

Q:  How did AXP Stock Fund perform for the six months ended March 31, 2005?

A:  AXP Stock Fund's Class A shares rose 6.44%, excluding sales charge for the six months ended March 31, 2005. The Fund outperformed its peer group as represented by the Lipper Large-Cap Core Funds Index, which gained 6.04%. The Fund's benchmark, the broad-based Standard & Poor's 500 Index (S&P 500 Index), rose 6.88% for the same six-month period.

Q:  What factors most significantly affected performance?

    Kennedy and Mullinix: During the six-month period, the best performing sector within our portion of the portfolio was the industrial sector. Our strategy in the sector was to focus on companies whose earnings were leveraged to economic growth. The Fund benefited from our substantially larger-than- S&P 500 Index position with particularly strong performance from Rockwell Automation. Rockwell provides manufacturing companies with controls and software systems that enhance customers' productivity. We are still quite pleased with the company's prospects and think it could be a strong performer for some time. Other stocks within the industrial sector that performed well for the Fund include 3M, General Electric and Tyco, each of which significantly outperformed the sector and the market.

    A lower-than-S&P 500 Index allocation to financial stocks was the second most significant contributor to relative performance. Financials underperformed the overall market but good stock selection helped our returns in this sector. Based on our concerns about the impact of rising interest rates, we emphasized financial stocks that had exposure to the capital markets. We anticipated increased merger and acquisition activity and focused on companies that could benefit from that environment, rather than those that are more sensitive to interest rate trends.

    Energy was the best performing sector of the S&P 500 Index, and we benefited from a larger-than-S&P 500 Index position. Our energy holdings also performed better than the index sector. Significant contributors included equipment and services stock Transocean, as well as oil and gas companies EnCana and ConocoPhillips.

--------------------------------------------------------------------------------
5   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> During the six-month period, the best performing sector within our portion of the portfolio was the industrial sector. (end callout quote)

    -- Mike Kennedy and Scott Mullinix

    Our results in the technology sector detracted from relative return, largely due to underperformance of several individual technology holdings. These included Xerox, which was a small position in the Fund, but had a meaningful impact due to its decline during the period. Telecommunications equipment companies Motorola and Qualcomm also detracted from performance.

    The Fund's consumer discretionary positioning hurt our results. Our allocation to the sector was about market weight, but the sector outperformed the S&P 500 Index for the period. eBay and Carnival were key detractors. Internet retailer eBay had advanced sharply in 2004, but gave back a meaningful portion of those gains in the first quarter of 2005 following an unfavorable earnings release. Carnival, like other cruise lines, has been negatively affected by high oil prices. We still hold Carnival and believe that a drop in oil prices will relieve the earnings pressure as long as the company's bookings remain strong.

    Bertsimas and Mourtzinou: The portfolio segment that we manage performed quite well during the semiannual fiscal period. Our quantitative approach relies on computer modeling for individual stock selection. To manage our segment of this Fund, we use three separate time-tested models.

    o Our momentum model, which selects groups of companies that appear to have improving prospects based on the historical pattern of stock returns, did well throughout the period.

    o Our value model, which uses our proprietary corporate earnings estimates to buy stocks that appear undervalued based on historical price/earnings (P/E) ratios, performed well in the first three months of the period and was neutral in the final three months.

    o Our final model, the quality model, attempts to predict returns of stocks based on valuation measures adjusted for quality, using parameters such as high earnings, low volatility of

--------------------------------------------------------------------------------
6   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We have been a bit more conservative in our view of the broad equity market, given current valuations and historical averages. (end callout quote)

       -- Dimitris Bertsimas and Gina Mourtzinou

        earnings and low debt. This quality model did its job very well in first three months of 2005, helping to support performance in a weak market.

    A larger-than-S&P 500 Index position in energy was particularly beneficial during the period. Our energy position was very close to our maximum overweight of 6% over the index. Stock selection within the energy sector also added to relative return. ConocoPhillips and Exxon Mobil were among our top performers for the six-month period.

    Our holdings of consumer staples stocks were also larger than those of the
     S&P 500 Index, which had a positive impact on performance. Stock selection in the sector was an even more significant positive. Food and tobacco company Altria Group was one of the top holdings selected by our models and was a leading contributor during the period.

    A slightly larger-than-S&P 500 Index position in health care was beneficial, as was the performance of our individual health care holdings, largely due to favorable results from Johnson & Johnson. In the technology sector, the benefit of a smaller-than-S&P 500 Index allocation offset the impact of weaker stock selection.

    On the negative side, our consumer discretionary and financial positions detracted from relative return. Although we had a slightly larger-than-S&P 500 Index position in the consumer discretionary sector, which was advantageous during this period, stock selection within the sector had a negative impact. We owned both eBay and General Motors, which were among the worst detractors for the quarter. While eBay suffered from its unfavorable fourth quarter earnings release, General Motors lowered its earnings guidance for the remainder of 2005. In the financial sector, a smaller-than-S&P 500 Index allocation was effective, but owning Fannie Mae led to below-benchmark stock performance

--------------------------------------------------------------------------------
7   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    as the mortgage financer continued to suffer from regulatory and accounting-related difficulties.

Q:  What changes did you make to the Fund and how is it currently positioned?

    Kennedy and Mullinix: We generally start with an economic scenario and then strive to pick stocks that will benefit from the scenario. At the start of the fiscal period, we had larger-than-S&P 500 Index positions in energy, materials and industrials, based on our expectations for continued economic strength. In the first three months of the semiannual period, we began to pare back our energy holdings. We also took some profits in industrial and materials stocks, slightly reducing the weightings in both sectors. Within the materials sector, we also made a modest change, moving our emphasis toward chemical companies. This is consistent with our belief that lower energy prices will lead to reduced costs for these companies, allowing them to benefit should demand continue to rise as we anticipate. Consequently, we think we will see rising earnings estimates for chemical stocks, more so than in other areas such as paper.

    Because we think interest rates will continue to creep up, we do not see much opportunity in the financial area, where we have made changes only at the margin.

    In the final three months of the period, we reduced our technology weighting. We eliminated a number of names and trimmed others, due to our valuation and our earnings outlook. We also increased the health care weighting and ended the period with the sector about market weight. Health care stocks had been underperforming for over a year and the valuations became very attractive to us.

    Bertsimas and Mourtzinou: There were few changes to our sector allocations, which are a by-product of the individual stocks selected by our three models. The models continued to favor energy stocks, leading to an increase in the energy weighting. However, since we were already close to what we feel should be our maximum position, the increase was very slight.

    In response to the Sears/Kmart merger, we took some of our Sears stock in cash and some in shares of the new combined company, Sears Holdings. At the very end of the quarter, we used the cash to add more exposure to international stocks. Our separate asset allocation model favors international stocks and with the weak dollar, we see these stocks as attractive opportunities for the Fund.

--------------------------------------------------------------------------------
8   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

Q:  How do you intend to manage the Fund in the coming months?

    Kennedy and Mullinix: We continue to believe that interest rate and inflation worries are overblown. We do not anticipate interest rates or inflation rising rapidly enough to abort the global recovery. As we move through the second calendar quarter, we think there will be a lot of concern about these factors; however, we believe growth in second half of 2005 will be better than expected. Therefore, our portion of the portfolio has relatively high positions in materials and industrials. We prefer companies that demonstrate either pricing power or good dividend yields. We are less excited about consumer discretionary stocks because we have concerns about consumer spending behavior. We brought our energy allocation down to a market weight because we think oil prices will drift lower.

    In our view, the second quarter of 2005 could be very critical because the market is questioning the recovery and the duration of it. We experienced a similar situation last year and people then became very positive and earnings came through much higher than anticipated in the second, third, and fourth quarters of 2004. Overall, we are more optimistic about the second half of the year than the market consensus, and we believe the global recovery will continue into next year.

    Bertsimas and Mourtzinou: We have been a bit more conservative in our view of the broad equity market, given current valuations and historical averages. Thus, we intend to maintain the high quality of the Fund's portfolio, while at the same time maintaining our style diversification. We are optimistic that market trends will favor our momentum model during 2005, since it has lagged during the past two years. However, if the market languishes, we anticipate that our quality model should help to support the portfolio's performance, as it did in the first three months of 2005.

    Our asset allocation models favor international stocks and U.S. large-cap stocks over small-cap stocks. Our focus going forward is to keep using our three well-tested models to find the best performing stocks regardless of market conditions. We will continue our strategy of monitoring weightings as a risk control, so that no individual security, industry or sector becomes too large within the portfolio segment. We also intend to continue to employ our risk controls, including constraints on market capitalization, price, quality, turnover and transaction costs.

--------------------------------------------------------------------------------
9   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Investments in Securities

Equity Portfolio

March 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.6%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (5.1%)
Boeing                                        315,460              $18,441,792
General Dynamics                               10,866                1,163,205
Lockheed Martin                               265,027               16,182,549
Raytheon                                       62,202                2,407,217
Rockwell Automation                           416,657               23,599,452
Rockwell Collins                               23,054                1,097,140
United Technologies                           440,593               44,790,685
Total                                                              107,682,040

Automotive & related (0.7%)
Dana                                           30,576                  391,067
Delphi                                        111,477                  499,417
Ford Motor                                    266,524(d)             3,019,717
General Motors                                151,189(d)             4,443,444
Genuine Parts                                  42,125                1,832,016
Johnson Controls                               25,635                1,429,408
PACCAR                                         28,107                2,034,666
Total                                                               13,649,735

Banks and savings & loans (4.3%)
Bank of America                             1,104,709               48,717,666
Bank of New York                                6,270                  182,144
Comerica                                       21,570                1,188,076
First Horizon Natl                             18,047                  736,137
Natl City                                     146,869                4,920,112
Regions Financial                              29,089                  942,484
US Bancorp                                    300,000                8,646,000
Washington Mutual                             155,877                6,157,142
Wells Fargo & Co                              300,000               17,939,999
Total                                                               89,429,760

Beverages & tobacco (2.3%)
Altria Group                                  267,747               17,507,976
Coca-Cola                                     281,849               11,744,648
PepsiCo                                       311,159               16,500,762
Reynolds American                              20,570                1,657,736
Total                                                               47,411,122

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Broker dealers (1.6%)
Bear Stearns Companies                         22,687               $2,266,431
Franklin Resources                             13,808                  947,919
JPMorgan Chase & Co                           260,517                9,013,888
Lehman Brothers Holdings                       30,396                2,862,087
Merrill Lynch & Co                             12,400                  701,840
Morgan Stanley                                300,000               17,175,001
Total                                                               32,967,166

Building materials & construction (0.2%)
American Standard Companies                    15,689                  729,225
Masco                                          64,461                2,234,862
Sherwin-Williams                               12,550                  552,075
Total                                                                3,516,162

Cable (1.0%)
Comcast Special Cl A                          600,000(b)            20,040,000

Cellular telecommunications (0.1%)
Nextel Communications Cl A                     43,093(b)             1,224,703

Chemicals (3.0%)
Air Products & Chemicals                      400,000               25,316,000
Dow Chemical                                  500,000               24,925,000
Eastman Chemical                               12,819                  756,321
EI du Pont de Nemours & Co                    200,000               10,248,000
Engelhard                                      19,253                  578,168
Total                                                               61,823,489

Computer hardware (1.6%)
Apple Computer                                318,045(b)            13,252,935
Dell                                          500,000(b)            19,210,000
Network Appliance                              32,404(b)               896,295
Total                                                               33,359,230

Computer software & services (4.5%)
Adobe Systems                                  48,417                3,252,170
Autodesk                                      155,734                4,634,644
Automatic Data Processing                      45,453                2,043,112
Convergys                                      40,151(b)               599,454
Electronic Data Systems                        44,695                  923,846

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Computer software & services (cont.)
Google Cl A                                    80,000(b)           $14,440,800
Intl Business Machines                        200,000               18,276,000
Microsoft                                   1,607,919               38,863,403
NCR                                            21,612(b)               729,189
Oracle                                        680,701(b)             8,495,148
Symantec                                      121,657(b)             2,594,944
Total                                                               94,852,710

Electronics (1.5%)
Maxim Integrated Products                     400,000               16,348,000
Xilinx                                        500,000               14,615,000
Total                                                               30,963,000

Energy (9.6%)
Amerada Hess                                   17,041                1,639,515
Anadarko Petroleum                             87,059                6,625,190
Apache                                        300,000               18,369,000
Burlington Resources                           65,069                3,258,005
ChevronTexaco                                 170,600                9,947,686
ConocoPhillips                                364,709               39,330,218
Devon Energy                                   94,734                4,523,549
EnCana                                        300,000(c)            21,126,000
Exxon Mobil                                 1,405,599               83,773,699
Occidental Petroleum                          106,246                7,561,528
Valero Energy                                  66,405                4,865,494
Total                                                              201,019,884

Energy equipment & services (1.1%)
Baker Hughes                                   45,570                2,027,409
Halliburton                                    19,291                  834,336
Noble                                          16,812                  945,003
Schlumberger                                  100,000                7,048,000
Transocean                                    252,761(b)            13,007,081
Total                                                               23,861,829

Finance companies (1.9%)
Citigroup                                     867,852               39,001,269
MGIC Investment                                28,521                1,758,890
Total                                                               40,760,159

Financial services (3.0%)
Capital One Financial                         200,000               14,954,000
Countrywide Financial                         214,846                6,973,901
Fannie Mae                                    234,761               12,782,736
Freddie Mac                                    58,629                3,705,353
Goldman Sachs Group                           200,000               21,998,001
SLM                                            38,822                1,934,888
Total                                                               62,348,879

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Food (1.2%)
Kellogg                                       300,000              $12,981,000
WM Wrigley Jr                                 200,000               13,114,000
Total                                                               26,095,000

Furniture & appliances (0.1%)
Black & Decker                                 21,880                1,728,301
Stanley Works                                   4,742                  214,670
Whirlpool                                       9,416                  637,746
Total                                                                2,580,717

Health care products (8.6%)
Abbott Laboratories                           322,876               15,052,479
Amgen                                         300,000(b)            17,463,000
Becton, Dickinson & Co                         56,167                3,281,276
Biomet                                         15,257                  553,829
Bristol-Myers Squibb                           30,259                  770,394
CR Bard                                        14,293                  973,067
Gilead Sciences                                64,976(b)             2,326,141
Johnson & Johnson                           1,227,350(f)            82,428,826
Medtronic                                      78,325                3,990,659
Merck & Co                                  1,018,739               32,976,581
Schering-Plough                                90,715                1,646,477
Stryker                                       400,000               17,844,000
Total                                                              179,306,729

Health care services (2.9%)
Aetna                                         223,157               16,725,617
Cardinal Health                                38,422                2,143,948
Caremark Rx                                   200,000(b)             7,956,000
Tenet Healthcare                              120,323(b)             1,387,324
UnitedHealth Group                            324,530               30,953,671
WellPoint                                      14,350(b)             1,798,773
Total                                                               60,965,333

Home building (0.3%)
Centex                                         31,880                1,825,768
KB HOME                                        17,711                2,080,334
Pulte Homes                                    29,157                2,146,830
Total                                                                6,052,932

Household products (3.6%)
Avon Products                                 400,000               17,176,000
Colgate-Palmolive                             400,000               20,868,000
Gillette                                      107,700                5,436,696
Procter & Gamble                              600,000               31,800,000
Total                                                               75,280,696

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Industrial transportation (1.3%)
Burlington Northern Santa Fe                   71,324               $3,846,503
CSX                                           218,988                9,120,851
FedEx                                          59,053                5,548,029
Norfolk Southern                              122,658                4,544,479
United Parcel Service Cl B                     44,520                3,238,385
Total                                                               26,298,247

Insurance (1.7%)
ACE                                            12,982(c)               535,767
Allstate                                       96,447                5,213,925
Ambac Financial Group                          14,927                1,115,793
Aon                                            95,199                2,174,345
CIGNA                                          63,848                5,701,626
Hartford Financial Services Group              28,202                1,933,529
Jefferson-Pilot                                14,239                  698,423
Lincoln Natl                                   26,406                1,191,967
Loews                                          22,260                1,637,000
Marsh & McLennan Companies                     55,549                1,689,801
MBIA                                           24,119                1,260,941
Principal Financial Group                      26,413                1,016,636
Prudential Financial                           23,723                1,361,700
St. Paul Travelers Companies                  200,000                7,346,001
Torchmark                                      22,084                1,152,785
UnumProvident                                  76,942                1,309,553
Total                                                               35,339,792

Leisure time & entertainment (1.0%)
Carnival                                      300,000               15,543,000
Harley-Davidson                                70,005                4,043,489
Mattel                                         29,992                  640,329
Total                                                               20,226,818

Lodging & gaming (2.1%)
Harrah's Entertainment                        200,000               12,916,000
Marriott Intl Cl A                            420,193               28,094,104
Starwood Hotels &
  Resorts Worldwide                            33,989                2,040,360
Total                                                               43,050,464

Machinery (1.3%)
Caterpillar                                   213,112               19,486,961
Deere & Co                                    100,000                6,713,000
Total                                                               26,199,961

Media (2.9%)
eBay                                          742,319(b)            27,658,805
Walt Disney                                   600,000               17,238,000
Yahoo!                                        488,615(b)            16,564,049
Total                                                               61,460,854

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Metals (0.9%)
Alcoa                                         500,000              $15,195,000
Nucor                                          28,687                1,651,224
Phelps Dodge                                    7,248                  737,339
United States Steel                            12,985                  660,287
Total                                                               18,243,850

Multi-industry (9.0%)
3M                                            335,006               28,706,664
Accenture Cl A                                400,000(b,c)           9,660,000
Danaher                                       400,000               21,364,000
Eastman Kodak                                 115,450                3,757,898
General Electric                            2,500,000               90,149,999
Textron                                        22,195                1,656,191
Tyco Intl                                     986,934(c)            33,358,369
WW Grainger                                    14,540                  905,406
Total                                                              189,558,527

Paper & packaging (0.1%)
Ball                                           14,586                  605,027
Louisiana-Pacific                              23,721                  596,346
Total                                                                1,201,373

Precious metals (1.3%)
Barrick Gold                                  400,000(c)             9,584,000
Freeport-McMoRan
  Copper & Gold Cl B                          422,697               16,743,028
Total                                                               26,327,028

Real estate investment trust (--%)
Archstone-Smith Trust                          24,478                  834,945

Restaurants (0.8%)
Applebee's Intl                               400,000               11,024,000
Starbucks                                     118,595(b)             6,126,618
Total                                                               17,150,618

Retail -- drugstores (1.0%)
CVS                                           417,546               21,971,271

Retail -- general (6.6%)
Best Buy                                      216,972               11,718,658
Dollar General                                 31,747                  695,577
Home Depot                                    786,329               30,069,221
JC Penney                                      49,696                2,580,216
May Dept Stores                                22,444                  830,877
Nordstrom                                     200,000               11,076,000
Sears Holdings                                 16,927(b)             2,254,222
Staples                                        33,412                1,050,139

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Retail -- general (cont.)
Target                                        800,000              $40,015,999
Toys "R" Us                                    43,276(b)             1,114,790
Wal-Mart Stores                               743,723               37,267,959
Total                                                              138,673,658

Retail -- grocery (0.9%)
Albertson's                                    82,337                1,700,259
Kroger                                        161,252(b)             2,584,870
Safeway                                       114,493(b)             2,121,555
SUPERVALU                                     400,000(d)            13,340,000
Total                                                               19,746,684

Telecom equipment & services (1.1%)
QUALCOMM                                      640,665               23,480,372

Textiles & apparel (0.2%)
Liz Claiborne                                  15,157                  608,250
Nike Cl B                                      25,940                2,161,062
VF                                             16,538                  978,057
Total                                                                3,747,369

Utilities -- electric (3.6%)
AES                                            58,597(b)               959,819
American Electric Power                        21,814                  742,985
CenterPoint Energy                             81,337                  978,484
DTE Energy                                     20,212                  919,242
Edison Intl                                   108,510                3,767,467
PG&E                                           81,743                2,787,436
PPL                                           300,000               16,197,000
Public Service Enterprise Group                28,797                1,566,269
Southern                                      500,000               15,915,000
TECO Energy                                    42,883                  672,405
TXU                                           395,583(d)            31,500,275
Total                                                               76,006,382

Utilities -- telephone (1.8%)
AT&T                                          218,203                4,091,306
BellSouth                                     372,778                9,800,334
CenturyTel                                     28,779                  945,102
SBC Communications                            217,283                5,147,434
Sprint                                        297,381                6,765,418
Verizon Communications                        314,033               11,148,172
Total                                                               37,897,766

Total common stocks
(Cost: $1,813,494,898)                                          $2,002,607,254

Preferred stocks (2.4%)
Issuer                                         Shares                 Value(a)

Public Service Enterprise Group
  10.25% Cv                                   415,000              $29,008,500
Schering-Plough
   6.00% Cv                                   440,000               22,044,000

Total preferred stocks
(Cost: $43,382,290)                                                $51,052,500

Short-term securities (3.0%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agency (0.2%)
Federal Natl Mtge Assn Disc Nt
   05-11-05               2.80%            $5,000,000               $4,984,113

Commercial paper (2.8%)
Abbey National North America LLC
   04-01-05               2.85              3,100,000                3,099,755
Amsterdam Funding
   04-01-05               2.85              4,500,000                4,499,644
Fairway Finance
   04-01-05               2.85             16,200,000               16,198,716
   04-13-05               2.78             15,000,000               14,984,942
Morgan Stanley
   04-07-05               2.73             10,000,000                9,994,692
Sheffield Receivables
   04-01-05               2.71             10,000,000                9,999,247
Total                                                               58,776,996

Total short-term securities
(Cost: $63,766,050)                                                $63,761,109

Total investments in securities
(Cost: $1,920,643,238)(g)                                       $2,117,420,863

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At March 31, 2005, the value of foreign securities represented 3.5% of net assets.

(d) At March 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.0% of net assets. See Note 5 to the financial statements. 2.0% of net assets is the Portfolio's cash equivalent position.

(f) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 4 to the financial statements):

      Type of security                                                 Contracts
      Purchase contracts

      S&P 500 Index, June 2005                                            5

(g) At March 31, 2005, the cost of securities for federal income tax purposes was approximately $1,920,643,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                  $248,305,000
      Unrealized depreciation                                   (51,527,000)
                                                                -----------
      Net unrealized appreciation                              $196,778,000
                                                               ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
14   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Equity Portfolio

March 31, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,920,643,238)                             $2,117,420,863
Dividends and accrued interest receivable                            2,518,572
Receivable for investment securities sold                           67,550,526
                                                                    ----------
Total assets                                                     2,187,489,961
                                                                 -------------
Liabilities
Disbursements in excess of cash on demand deposit                    1,059,541
Payable for investment securities purchased                         69,997,544
Payable upon return of securities loaned (Note 5)                   21,697,000
Accrued investment management services fee                              28,518
Other accrued expenses                                                  88,326
                                                                        ------
Total liabilities                                                   92,870,929
                                                                    ----------
Net assets                                                      $2,094,619,032
                                                                ==============
* Including securities on loan, at value (Note 5)               $   20,959,430
                                                                --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
Equity Portfolio

Six months ended March 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                            $ 26,998,143
Interest                                                                                  523,985
Fee income from securities lending (Note 5)                                                30,404
   Less foreign taxes withheld                                                            (15,650)
                                                                                          -------
Total income                                                                           27,536,882
                                                                                       ----------
Expenses (Note 2):
Investment management services fee                                                      5,004,147
Compensation of board members                                                               7,557
Custodian fees                                                                             88,754
Audit fees                                                                                 16,125
Other                                                                                      50,477
                                                                                           ------
Total expenses                                                                          5,167,060
   Earnings credits on cash balances (Note 2)                                                (139)
                                                                                             ----
Total net expenses                                                                      5,166,921
                                                                                        ---------
Investment income (loss) -- net                                                        22,369,961
                                                                                       ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                      73,920,483
   Futures contracts                                                                      850,913
                                                                                          -------
Net realized gain (loss) on investments                                                74,771,396
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  47,000,631
                                                                                       ----------
Net gain (loss) on investments and foreign currencies                                 121,772,027
                                                                                      -----------
Net increase (decrease) in net assets resulting from operations                      $144,141,988
                                                                                     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
Equity Portfolio
                                                                             March 31, 2005         Sept. 30, 2004
                                                                            Six months ended          Year ended
                                                                               (Unaudited)
Operations
Investment income (loss) -- net                                             $   22,369,961           $   35,485,819
Net realized gain (loss) on investments                                         74,771,396              197,097,988
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           47,000,631                6,927,011
                                                                                ----------                ---------
Net increase (decrease) in net assets resulting from operations                144,141,988              239,510,818
                                                                               -----------              -----------
Proceeds from contributions                                                      5,316,561               19,586,930
Fair value of withdrawals                                                     (249,830,997)            (428,338,955)
                                                                              ------------             ------------
Net contributions (withdrawals) from partners                                 (244,514,436)            (408,752,025)
                                                                              ------------             ------------
Total increase (decrease) in net assets                                       (100,372,448)            (169,241,207)
Net assets at beginning of period                                            2,194,991,480            2,364,232,687
                                                                             -------------            -------------
Net assets at end of period                                                 $2,094,619,032           $2,194,991,480
                                                                            ==============           ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

Equity Portfolio

(Unaudited as to March 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Equity Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Portfolio invests primarily in common stocks and securities convertible into common stocks. In pursuit of its income objective, the Portfolio will invest in income-producing equity securities (such as convertible securities and preferred stocks) and short-term debt instruments (such as commercial paper). The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
18   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
19   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.53% to 0.40% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Stock Fund to the Lipper Large-Cap Core Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $389,640 for the six months ended March 31, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

--------------------------------------------------------------------------------
20   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the six months ended March 31, 2005, the Portfolio's custodian fees were reduced by $139 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,434,032,946 and $1,571,718,328, respectively, for the six months ended March 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $23,308 for the six months ended March 31, 2005.

4. STOCK INDEX FUTURES CONTRACTS

At March 31, 2005, investments in securities included securities valued at $288,788 that were pledged as collateral to cover initial margin deposits on 5 open purchase contracts. The notional market value of the open purchase contracts at March 31, 2005 was $1,479,875 with a net unrealized loss of $28,008. See "Summary of significant accounting policies" and "Notes to investments in securities."

5. LENDING OF PORTFOLIO SECURITIES

At March 31, 2005, securities valued at $20,959,430 were on loan to brokers. For collateral, the Portfolio received $21,697,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $30,404 for the six months ended March 31, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
21   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Sept. 30,                                            2005(e)       2004        2003      2002      2001
Ratio of expenses to average daily net assets(a)                         .47%(b)       .47%        .47%      .49%      .48%
Ratio of net investment income (loss) to average daily net assets       2.05%(b)      1.48%       1.56%     1.35%     1.27%
Portfolio turnover rate (excluding short-term securities)                 67%           76%         68%       86%       87%
Total return(c)                                                         6.70%(d)     10.19%      16.53%   (17.87%)  (24.59%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b)  Adjusted to an annual basis.

(c) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

(d)  Not annualized.

(e)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
22   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Stock Fund

March 31, 2005 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                             $2,094,535,690
Capital shares receivable                                                                                            67,490
                                                                                                                     ------
Total assets                                                                                                  2,094,603,180
                                                                                                              -------------
Liabilities
Capital shares payable                                                                                              348,281
Accrued distribution fee                                                                                             14,162
Accrued service fee                                                                                                   1,122
Accrued transfer agency fee                                                                                           2,690
Accrued administrative services fee                                                                                   1,914
Other accrued expenses                                                                                               99,615
                                                                                                                     ------
Total liabilities                                                                                                   467,784
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                           $2,094,135,396
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,101,406
Additional paid-in capital                                                                                    2,080,748,825
Undistributed net investment income                                                                                 571,281
Accumulated net realized gain (loss) (Note 5)                                                                  (185,053,349)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                         196,767,233
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $2,094,135,396
                                                                                                             ==============
Net assets applicable to outstanding shares:               Class A                                           $1,531,625,901
                                                           Class B                                           $  131,127,714
                                                           Class C                                           $    2,764,383
                                                           Class I                                           $   19,207,304
                                                           Class Y                                           $  409,410,094
Net asset value per share of outstanding capital stock:    Class A shares              80,506,751            $        19.02
                                                           Class B shares               6,954,777            $        18.85
                                                           Class C shares                 147,211            $        18.78
                                                           Class I shares               1,009,690            $        19.02
                                                           Class Y shares              21,522,200            $        19.02
                                                                                       ----------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
232   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
AXP Stock Fund

Six months ended March 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                      $ 26,997,134
Interest                                                                                                            524,046
Fee income from securities lending                                                                                   30,403
     Less foreign taxes withheld                                                                                    (15,649)
                                                                                                                    -------
Total income                                                                                                     27,535,934
                                                                                                                 ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                 5,166,729
Distribution fee
     Class A                                                                                                      1,990,397
     Class B                                                                                                        707,984
     Class C                                                                                                         15,407
Transfer agency fee                                                                                               1,155,959
Incremental transfer agency fee
     Class A                                                                                                         77,560
     Class B                                                                                                         25,087
     Class C                                                                                                            512
Service fee -- Class Y                                                                                              213,394
Administrative services fees and expenses                                                                           366,274
Compensation of board members                                                                                         5,857
Printing and postage                                                                                                174,545
Registration fees                                                                                                    12,883
Audit fees                                                                                                            5,375
Other                                                                                                                21,817
                                                                                                                     ------
Total expenses                                                                                                    9,939,780
     Earnings credits on cash balances (Note 2)                                                                     (26,143)
                                                                                                                    -------
Total net expenses                                                                                                9,913,637
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  17,622,297
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions                                                                                       73,918,377
     Futures contracts                                                                                              850,913
                                                                                                                    -------
Net realized gain (loss) on investments                                                                          74,769,290
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                          46,998,342
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                           121,767,632
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $139,389,929
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Stock Fund
                                                                                    March 31, 2005              Sept. 30, 2004
                                                                                   Six months ended               Year ended
                                                                                      (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                    $   17,622,297            $   24,794,317
Net realized gain (loss) on investments                                                74,769,290               197,092,357
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                46,998,342                 6,926,582
                                                                                       ----------                 ---------
Net increase (decrease) in net assets resulting from operations                       139,389,929               228,813,256
                                                                                      -----------               -----------
Distributions to shareholders from:
     Net investment income
         Class A                                                                      (13,531,635)              (17,822,836)
         Class B                                                                         (681,563)                 (462,784)
         Class C                                                                          (15,121)                   (9,793)
         Class I                                                                         (165,491)                  (73,594)
         Class Y                                                                       (3,964,456)               (6,002,196)
                                                                                       ----------                ----------
Total distributions                                                                   (18,358,266)              (24,371,203)
                                                                                      -----------               -----------
Capital share transactions (Note 3)
Proceeds from sales
     Class A shares (Note 2)                                                           11,419,750                63,479,881
     Class B shares                                                                     3,701,156                12,358,184
     Class C shares                                                                       180,103                   856,199
     Class I shares                                                                     8,425,303                13,794,550
     Class Y shares                                                                    17,619,545               103,308,321
Reinvestment of distributions at net asset value
     Class A shares                                                                    12,223,155                16,110,619
     Class B shares                                                                       668,763                   454,174
     Class C shares                                                                        14,802                     9,509
     Class I shares                                                                       165,386                    73,495
     Class Y shares                                                                     3,964,456                 6,002,197
Payments for redemptions
     Class A shares                                                                  (176,373,716)             (277,171,254)
     Class B shares (Note 2)                                                          (26,716,770)              (73,507,847)
     Class C shares (Note 2)                                                             (751,582)                 (793,152)
     Class I shares                                                                    (2,220,182)               (1,535,947)
     Class Y shares                                                                   (73,816,611)             (237,347,682)
                                                                                      -----------              ------------
Increase (decrease) in net assets from capital share transactions                    (221,496,442)             (373,908,753)
                                                                                     ------------              ------------
Total increase (decrease) in net assets                                              (100,464,779)             (169,466,700)
Net assets at beginning of period                                                   2,194,600,175             2,364,066,875
                                                                                    -------------             -------------
Net assets at end of period                                                        $2,094,135,396            $2,194,600,175
                                                                                   ==============            ==============
Undistributed net investment income                                                $      571,281            $    1,307,250
                                                                                   --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Stock Fund

(Unaudited as to March 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Stock Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Stock Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At March 31, 2005, AEFC and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 0.92% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Equity Portfolio

The Fund invests all of its assets in Equity Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks and securities convertible into common stocks. In pursuit of its income objective, the Fund will invest in income-producing equity securities (such as convertible securities and preferred stocks) and short-term debt instruments (such as commercial paper).

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at March 31, 2005 was 99.99%.

--------------------------------------------------------------------------------
26   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
27   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.04% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
28   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $212,484 for Class A, $57,962 for Class B and $43 for Class C for the six months ended March 31, 2005.

During the six months ended March 31, 2005, the Fund's transfer agency fees were reduced by $26,143 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended March 31, 2005
                                              Class A        Class B      Class C      Class I        Class Y
Sold                                          604,130        198,049        9,810      445,486        934,199
Issued for reinvested distributions           635,429         34,922          776        8,619        206,226
Redeemed                                   (9,319,426)    (1,427,037)     (40,315)    (121,198)    (3,919,613)
                                           ----------     ----------      -------     --------     ----------
Net increase (decrease)                    (8,079,867)    (1,194,066)     (29,729)     332,907     (2,779,188)
                                           ----------     ----------      -------      -------     ----------

                                                                 Year ended Sept. 30, 2004
                                              Class A        Class B      Class C       Class I*      Class Y
Sold                                        3,548,705        689,923       48,092      759,831      5,707,084
Issued for reinvested distributions           890,502         25,336          534        4,073        331,674
Redeemed                                  (15,333,355)    (4,140,596)     (44,248)     (87,121)   (13,073,718)
                                          -----------     ----------      -------      -------    -----------
Net increase (decrease)                   (10,894,148)    (3,425,337)       4,378      676,783     (7,034,960)
                                          -----------     ----------        -----      -------     ----------

* Inception date was March 4, 2004

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2005.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $256,397,902 at Sept. 30, 2004, that if not offset by capital gains will expire in 2011. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
29   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important finanicial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(f)      2004         2003          2002       2001
Net asset value, beginning of period                                    $18.02       $16.60       $14.47        $17.86     $27.12
                                                                        ------       ------       ------        ------     ------
Income from investment operations:
Net investment income (loss)                                               .16          .20          .18           .17        .20
Net gains (losses) (both realized and unrealized)                         1.00         1.41         2.13         (3.39)     (6.47)
                                                                        ------       ------       ------        ------     ------
Total from investment operations                                          1.16         1.61         2.31         (3.22)     (6.27)
                                                                        ------       ------       ------        ------     ------
Less distributions:
Dividends from net investment income                                      (.16)        (.19)        (.18)         (.17)      (.18)
Distributions from realized gains                                           --           --           --            --      (2.81)
                                                                        ------       ------       ------        ------     ------
Total distributions                                                       (.16)        (.19)        (.18)         (.17)     (2.99)
                                                                        ------       ------       ------        ------     ------
Net asset value, end of period                                          $19.02       $18.02       $16.60        $14.47     $17.86
                                                                        ------       ------       ------        ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                 $1,532       $1,596       $1,651        $1,599     $2,277
Ratio of expenses to average daily net assets(b)                          .89%(c)      .89%         .92%          .92%       .87%
Ratio of net investment income (loss) to average daily net assets        1.63%(c)     1.06%        1.12%          .93%       .88%
Portfolio turnover rate (excluding short-term securities)                  67%          76%          68%           86%        87%
Total return(d)                                                          6.44%(e)     9.72%       16.03%       (18.20%)   (24.87%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
30   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(f)      2004         2003          2002       2001
Net asset value, beginning of period                                    $17.86       $16.44       $14.34        $17.70     $26.90
                                                                        ------       ------       ------        ------     ------
Income from investment operations:
Net investment income (loss)                                               .09          .05          .06           .03        .01
Net gains (losses) (both realized and unrealized)                          .99         1.42         2.10         (3.36)     (6.39)
                                                                        ------       ------       ------        ------     ------
Total from investment operations                                          1.08         1.47         2.16         (3.33)     (6.38)
                                                                        ------       ------       ------        ------     ------
Less distributions:
Dividends from net investment income                                      (.09)        (.05)        (.06)         (.03)      (.01)
Distributions from realized gains                                           --           --           --            --      (2.81)
                                                                        ------       ------       ------        ------     ------
Total distributions                                                       (.09)        (.05)        (.06)         (.03)     (2.82)
                                                                        ------       ------       ------        ------     ------
Net asset value, end of period                                          $18.85       $17.86       $16.44        $14.34     $17.70
                                                                        ------       ------       ------        ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $131         $146         $190          $210       $306
Ratio of expenses to average daily net assets(b)                         1.67%(c)     1.67%        1.69%         1.69%      1.64%
Ratio of net investment income (loss) to average daily net assets         .87%(c)      .27%         .35%          .15%       .11%
Portfolio turnover rate (excluding short-term securities)                  67%          76%          68%           86%        87%
Total return(d)                                                          6.04%(e)     8.91%       15.09%       (18.84%)   (25.48%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
31   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(f)       2004         2003          2002       2001
Net asset value, beginning of period                                    $17.79       $16.39       $14.30        $17.66     $26.88
                                                                        ------       ------       ------        ------     ------
Income from investment operations:
Net investment income (loss)                                               .09          .06          .07           .04        .04
Net gains (losses) (both realized and unrealized)                          .99         1.39         2.09         (3.36)     (6.41)
                                                                        ------       ------       ------        ------     ------
Total from investment operations                                          1.08         1.45         2.16         (3.32)     (6.37)
                                                                        ------       ------       ------        ------     ------
Less distributions:
Dividends from net investment income                                      (.09)        (.05)        (.07)         (.04)      (.04)
Distributions from realized gains                                           --           --           --            --      (2.81)
                                                                        ------       ------       ------        ------     ------
Total distributions                                                       (.09)        (.05)        (.07)         (.04)     (2.85)
                                                                        ------       ------       ------        ------     ------
Net asset value, end of period                                          $18.78       $17.79       $16.39        $14.30     $17.66
                                                                        ------       ------       ------        ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $3           $3           $3            $2         $2
Ratio of expenses to average daily net assets(b)                         1.66%(c)     1.67%        1.70%         1.71%      1.64%
Ratio of net investment income (loss) to average daily net assets         .86%(c)      .29%         .32%          .14%       .16%
Portfolio turnover rate (excluding short-term securities)                  67%          76%          68%           86%        87%
Total return(d)                                                          6.06%(e)     8.87%       15.11%       (18.84%)   (25.47%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
32   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(g)      2004(b)
Net asset value, beginning of period                                    $18.01       $18.96
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                               .19          .20
Net gains (losses) (both realized and unrealized)                         1.02         (.96)
                                                                        ------       ------
Total from investment operations                                          1.21         (.76)
                                                                        ------       ------
Less distributions:
Dividends from net investment income                                      (.20)        (.19)
                                                                        ------       ------
Net asset value, end of period                                          $19.02       $18.01
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $19          $12
Ratio of expenses to average daily net assets(c)                          .54%(d)      .52%(d)
Ratio of net investment income (loss) to average daily net assets        1.90%(d)     1.50%(d)
Portfolio turnover rate (excluding short-term securities)                  67%          76%
Total return(e)                                                          6.70%(f)    (4.03%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
33   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                            2005(f)      2004         2003          2002       2001
Net asset value, beginning of period                                    $18.01       $16.59       $14.46        $17.86     $27.13
                                                                        ------       ------       ------        ------     ------
Income from investment operations:
Net investment income (loss)                                               .17          .23          .20           .20        .23
Net gains (losses) (both realized and unrealized)                         1.02         1.41         2.14         (3.40)     (6.47)
                                                                        ------       ------       ------        ------     ------
Total from investment operations                                          1.19         1.64         2.34         (3.20)     (6.24)
                                                                        ------       ------       ------        ------     ------
Less distributions:
Dividends from net investment income                                      (.18)        (.22)        (.21)         (.20)      (.22)
Distributions from realized gains                                           --           --           --            --      (2.81)
                                                                        ------       ------       ------        ------     ------
Total distributions                                                       (.18)        (.22)        (.21)         (.20)     (3.03)
                                                                        ------       ------       ------        ------     ------
Net asset value, end of period                                          $19.02       $18.01       $16.59        $14.46     $17.86
                                                                        ------       ------       ------        ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $409         $438         $520          $490       $694
Ratio of expenses to average daily net assets(b)                          .73%(c)      .73%         .76%          .76%       .71%
Ratio of net investment income (loss) to average daily net assets        1.79%(c)     1.23%        1.28%         1.08%      1.04%
Portfolio turnover rate (excluding short-term securities)                  67%          76%          68%           86%        87%
Total return(d)                                                          6.58%(e)     9.90%       16.23%       (18.12%)   (24.77%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
34   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
35   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

                                                      Beginning              Ending             Expenses
                                                    account value         account value        paid during        Annualized
                                                    Oct. 1, 2004         March 31, 2005       the period(a)      expense ratio
Class A
     Actual(b)                                         $1,000               $1,064.40             $4.58               .89%
     Hypothetical (5% return before expenses)          $1,000               $1,020.49             $4.48               .89%
Class B
     Actual(b)                                         $1,000               $1,060.40             $8.58              1.67%
     Hypothetical (5% return before expenses)          $1,000               $1,016.60             $8.40              1.67%
Class C
     Actual(b)                                         $1,000               $1,060.60             $8.53              1.66%
     Hypothetical (5% return before expenses)          $1,000               $1,016.65             $8.35              1.66%
Class I
     Actual(b)                                         $1,000               $1,067.00             $2.78               .54%
     Hypothetical (5% return before expenses)          $1,000               $1,022.24             $2.72               .54%
Class Y
     Actual(b)                                         $1,000               $1,065.80             $3.76               .73%
     Hypothetical (5% return before expenses)          $1,000               $1,021.29             $3.68               .73%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended March 31, 2005: +6.44% for Class A, +6.04% for Class B, +6.06% for Class C, +6.70% for Class I and +6.58% for Class Y.

--------------------------------------------------------------------------------
36   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
37   --   AXP STOCK FUND   --   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Stock Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 31, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 31, 2005




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          May 31, 2005